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                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Sponsors and Trustee of
Defined Asset Funds--Government Securities Income Fund--GNMA Series 1V

We consent to the use in this Post-Effective Amendment No. 5 to Registration Statement No. 33-49091 of our opinion dated June 19, 1998 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
July 8, 1998